SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A




                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (date of earliest event reported) May 15, 2001


                     PANTHER TELECOMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Its Charter, Referred to herein as "Company")


 FLORIDA                         0-31269                          65-0981179
(State or Other            Commission File Number               I.R.S. Employer
Jurisdiction of                                               Identification No.
Incorporation)


                        5255 N.W. 87th Avenue, Suite 101
                              Miami, Florida 33178
                                Tel. 305-718-4467


             (Address of Principal Executive Offices and Telephone)

                     NEW CENTURY CAPITAL & CONSULTING CORP.

            2505 N.W. Boca Raton Boulevard, Boca Raton, Florida 33431
                            (Former Name and Address)


 The Private Securities Reform Act of 1995 provides a "safe harbor" for forward- looking statements. Certain information included in this Form 8-K/A (as

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well as  information  included in the  Exhibits)  contains  statements  that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.


Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Panther Telecommunications Corporation., formerly New Century Capital & Consulting Corp., and referred to herein as the company or we, hereby amends and restates the Form 8-K filed on June 13, 2001, in response to comments presented by the Office of Small Business in the Division of Corporate Finance requesting that the Registrant make specific reference to the disclosures required by Regulation S-B, Item 304 (a)(1) as follows:

              Item 304 (a)(1)(i) disclosure:

     On December 17, 2001, the Registrant notified Salberg & Company, P.A. that effective May 31, 2001, it was terminating them as independent auditor and principal accountant due to the change in control of the Registrant which occurred in May 2001 and the new controlling shareholder's desire to maintain its relationship with the auditors of Panther Com Enterprises, Inc. The former accountant and the Registrant had no disagreement or dispute about accounting policies and reports on the financial statements of the Registrant. No outstanding fees are due by the Registrant to the former accountant. Attached as
Exhibit 16 is a copy of the letter from the former accountant.

              Item 304 (a)(1)(ii) disclosure:

     The Registrant's principal accountants' reports on the financial statements since inception are included in the Form 10-SB/A dated March 27, 2001, filed by Weinberg & Co., and Form 10-KSB filed on March 29, 2001, filed for the year ending December 31, 2000, by Salberg & Company. None of the reports contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The principal accountants' reports made reservation about the ability of the Registrant to continue as a going concern, but it made reference to the Notes to Financial Statements in which the Registrant's management disclosed plans for future business activities.

              Item 304 (a)(1)(iii) disclosure:

     The Registrant does not have a separate audit committee. The Board engaged the firm of Feldman Sherb & Co., P.C., of New York, New York, and Coral Springs,

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Florida,  as the  certifying  accountant  and  independent  auditor to audit the financial statements of Panther Com Enterprises, Inc. for the period ending May 31, 2001. Feldman Sherb & Co. P.C. was then engaged to continue as the principal certifying accountant and independent auditor for the company for the fiscal year ending August 31, 2001.

              Item 304 (a)(1)(iv) disclosure:

     At no time during the two most recent fiscal years and any interim period through May 31, 2001, or after, has the Registrant received any notice of disagreement or "reportable events" with the former accountant as described in Regulation S-B. Reference is made to Exhibit 16 which states the basis for termination of engagement.

Item 7.       EXHIBITS

Exhibit 16

                   Letter re: Change of Certifying Accountants


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to sign the Report.

Date:         December 27, 2001.


PANTHER TELECOMMUNICATIONS CORPORATION


By:  /S/      Manuel Sanchez
   -----------------------------------------------------------------------------
              Manuel Sanchez, President and Director


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